TCW METROPOLITAN WEST FUNDS

TCW MetWest High Yield Bond Fund (I Share: MWHIX; M Share: MWHYX)

TCW MetWest Intermediate Bond Fund (I Share: MWIIX; M Share: MWIMX)

TCW MetWest Investment Grade Credit Fund (I Share: MWIGX; M Share: MWISX)

TCW MetWest Low Duration Bond Fund (I Share: MWLIX; M Share: MWLDX; Admin Share: MWLNX)

TCW MetWest Strategic Income Fund (I Share: MWSIX; M Share: MWSTX)

TCW MetWest Sustainable Securitized Fund (I Share: MWESX; M Share: MWERX)

TCW MetWest Total Return Bond Fund (I Share: MWTIX; I-2 Share: MWTTX; M Share: MWTRX; Admin Share: MWTNX; Plan Share: MWTSX)

TCW MetWest Ultra Short Bond Fund (I Share: MWUIX; M Share: MWUSX)

TCW MetWest Unconstrained Bond Fund (I Share: MWCIX; M Share: MWCRX; Plan Share: MWCPX)

(each a “Fund,” and together, the “Funds”)

Supplement dated April 17, 2025 to each Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information, each dated July 29, 2024, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus, the Summary Prospectus and the Statement of Additional Information. It should be retained and read in conjunction with the Prospectus, the Summary Prospectus and the Statement of Additional Information and any previous supplements.

On December 9, 2024, the Board of Trustees of TCW Metropolitan West Funds (the “Trust”) approved (i) U.S. Bancorp Fund Services, LLC as each Fund’s transfer agent and dividend disbursing agent and (ii) State Street Bank and Trust Company as each Fund’s administrator and custodian, both effective May 16, 2025.

Effective May 16, 2025, the Funds’ Prospectus is amended as follows:

Change in Transfer Agent, Administrator and Custodian for the Funds

U.S. Bank Global Fund Services (“U.S. Bank Global Fund Services”), has replaced BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”) as the transfer agent and dividend distribution agent for the Trust and each Fund. State Street Bank and Trust Company (“State Street”) has replaced BNY Mellon Investment Servicing and The Bank of New York Mellon as the administrator and custodian, respectively, for the Trust and each Fund. Accordingly, beginning May 16, 2025, all references in the Prospectus, Summary Prospectus and Statement of Additional Information to the “transfer agent” are deemed to be references to U.S. Bank Global Fund Service and to the “administrator” and the “custodian” are deemed to be references to State Street.

Purchase and Sale of Fund Shares

On page 65, beginning May 16, 2025, the section “Purchase and Sale of Fund Shares” is replaced by the following:

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Funds on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for shares of the Funds are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail at U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 or by telephone at (800) 248-4486. You may also purchase or redeem shares of the Funds through your dealer or financial advisor. Plan Class shares offered by the Total Return Bond Fund are intended for retirement plans, including defined benefit and defined contribution plans (which may include participant directed plans).

The Transfer Agent and Administrator

On page 100, the section “The Transfer Agent and Administrator” is replaced by the following:

The Transfer Agent and Administrator

U.S. Bank Global Fund Services serves as transfer agent for the Trust. The business address of U.S. Bank Global Fund Services is 615 E. Michigan Street, 3rd Floor, Milwaukee, WI 53202. State Street serves as administrator and custodian for the Trust. The business address of State Street is State Street Bank and Trust Company, One Congress Street, Boston, MA 02114

How to Purchase Shares—Regular Purchases

On pages 101-102, in the section “How to Purchase Shares—Regular Purchases”, the last two paragraphs on page 101 and the first six paragraphs on page 102 are replaced by the following:

You may invest in any Fund by wiring the amount to be invested to TCW Metropolitan West Funds:

Bank Name: U.S. Bank, N.A.

ABA No. 075000022

Credit: U.S. Bank Global Fund Services Account No. 182380074993

Further Credit: Name of Fund; Name on the Fund Account/Fund Account Number

Your bank may impose a fee for investments by wire. The Fund or the Transfer Agent will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the NYSE will be considered received by the next business day.

To ensure proper credit, before wiring any funds you must call (800) 248-4486 to notify us of the wire and to get an account number assigned if the wire is an initial investment. Also, if the wire represents an initial investment, you must mail an application form, by regular mail, to the Transfer Agent. When sending applications, checks, or other communications to the Transfer Agent via regular mail, send to:

TCW Metropolitan West Funds

c/o U.S. Bank Global Fund Services

PO Box 219252

Kansas City, MO 64121-9252

If you are sending applications, checks or other communications to the Transfer Agent via overnight mail services, send to:

TCW Metropolitan West Funds

c/o U.S. Bank Global Fund Services

801 Pennsylvania Ave, Suite 219252

Kansas City, MO 64105-1307

Make your check payable to TCW Metropolitan West Funds (Fund name). The Funds cannot accept third party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier’s check, bank draft, money order or travelers’ check).

How to Redeem Shares—Regular Redemptions

On page 104 in the section “How to Redeem Shares—Regular Redemptions”, the first seven paragraphs are replaced by the following:

You may redeem shares at any time by delivering instructions by regular mail to the Transfer Agent or selected brokers, dealers and other qualified institutions. If you would like to send a request to redeem shares to the Transfer Agent via regular mail, send to:

TCW Metropolitan West Funds

c/o U.S. Bank Global Fund Services

PO Box 219252

Kansas City, MO 64121-9252

If you are sending a request via overnight mail services, send to:

TCW Metropolitan West Funds

c/o U.S. Bank Global Fund Services

801 Pennsylvania Ave, Suite 219252

Kansas City, MO 64105-1307

The redemption request should identify the Fund and the account number, specify the number of shares or dollar amount to be redeemed and be signed by all registered owners exactly as the account is registered. Your request will not be accepted unless it contains all required documents. The shares will be redeemed at NAV next determined after receipt of the request by the Transfer Agent or other agent of the Funds. A redemption of shares is a sale of shares and you may realize a taxable gain or loss.

If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the owner of record, or (c) are sent to an address or bank account other than shown on the Transfer Agent’s records, the signature(s) on the redemption request must be a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. If you have any questions, please contact the Funds in advance by calling (800) 248-4486.